SECURITIES AND EXCHANGE COMMISSION
	Washington, D. C. 20549


	Form 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



	June 10, 1997
	Date of Report
	(Date of earliest event reported.)


	SECURITY PACIFIC HOME EQUITY TRUST 1991-A
	(Exact name of registrant as specified in its charter.)



         California               33-38480            33-6097533
   (State of Organization     (Commission File     (IRS Employer
        of registrant)            Number)     Identification No.)



c/o Security Pacific Financial Services Inc., as Master
Servicer 10089 Willow Creek Road, San Diego, California 92131
                           (619) 578-6150

(Address of Registrant's principal executive office, including
Zip Code, and Registrant's telephone number, including area code)



	           Not Applicable
	(Registrant's former name or address,
	if changed since last report)




            Total Number of Sequentially
    				Numbered Pages.....................   10

                       Exhibit Index Appears on Page......    5



	INTRODUCTORY NOTE

The Registrant, Security Pacific Home Equity Trust
1991-A (the "Trust"), is a trust formed pursuant to a Pooling and Servicing Agreement"), by and among Security Pacific Financial Services Inc., First Fenwick Mortgage Corporation, Security Pacific Consumer Discount Company, Security Pacific Finance Credit Corp., Security Pacific Financial Services of Des Moines Inc., Security Pacific Financial Services of Iowa Inc., Security Pacific Financial Services of Minnesota Inc., Security Pacific Financial Services of West Virginia Inc., Security Pacific Industrial Loan Company (now Security Pacific Financial Services of Washington Inc.) and Security Pacific Realty Corp., as sellers (the "Sellers"), Security Pacific Financial Services Inc., as master servicer (the "Master Servicer"), and the First National Bank of Chicago, as trustee (the "Trustee"). The Trust, which is the issuer of Home Equity Loan Certificates, Class A-1, Class A-2, Class B and Class R (the "Certificates"), became subject to the reporting requirements under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") when the Registration Statement (No. 33-38480) on Form S-11 (the "Registration Statement"), filed by the Sellers on behalf of the Trust, became effective.

Each Certificate evidences an undivided ownership interest in the Trust. The property of the Trust consists of a pool of fixed-rate, closed-end, simple interest home equity loans (the "Home Equity Loans") originated or acquired by the Sellers, most of which are secured by first, second or third priority mortgages or deeds of trust on one- to four-family residential properties and certain moneys received thereunder on and after January 26, 1991, a collection account, a reserve account, and certain other assets. The Sellers transferred Home Equity Loans with an aggregate principal balance of $1,305,221,545.51 to the Trust on February 25, 1991.

The Certificates consist of two classes of senior certificates (the Class A-1 Certificates" and the "Class A-2 Certificates") and two classes of subordinated certificates (the "Class B Certificates" and the "Class R Certificates"). The Class A-1, Class A-2 and Class B Certificates, in an aggregate principal amount of $1,305,221,545.51, were offered to the public pursuant to a prospectus, dated February 20, 1991 ("the "Prospectus").

The Trust filed an Application for Exemptive Order with the Securities and Exchange Commission (the "Commission"), pursuant to Section 12(h) of the Securities Exchange Act for an exemption from certain reporting requirements under Section 13 of the Exchange Act. A no-action letter was issued by the Commission on September 30, 1991. The Trust is filing this Form
8-K in accordance with the terms of such no-action letter.





Item 7.	Financial Statement and Exhibits

(c)	Exhibits

The following exhibits are filed as part of this report.

        Exhibit No.          Description

(21)		Monthly Servicing Report covering the period
of April 26, 1997 through May 25, 1997.

(25)		Power of Attorney of The First National Bank
of Chicago.*
































*Previously filed as an exhibit to Registrant's Monthly
Report on Form 8-K dated January 6, 1994 and incorporated herein by reference.





	SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



SECURITY PACIFIC HOME EQUITY
TRUST 1991-A

Date: June 4, 1997	THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee




By /s/Michael H. Lutz
Michael H. Lutz
Vice President and Controller